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                                                                    Exhibit 23.2
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                        CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form S-1 filed on or about May 14, 1999 of our report dated January 11, 1999, relating to the financial statements of Nevada Fleet Management, Inc. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

                            /s/ McGladrey & Pullen

                            McGLADREY & PULLEN, LLP

Las Vegas, Nevada
May 13, 1999